UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2021

GRAPHIC PACKAGING HOLDING COMPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33988 033-80475	26-0405422 84-0772929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)
(770)
240-7200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the
Form 8-K filing
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GPK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement
On March 1, 2021 and in connection with the previously announced senior secured notes offering by Graphic Packaging International, LLC (“GPIL”), GPIL, a direct wholly-owned subsidiary of Graphic Packaging International Partners, LLC and the primary operating subsidiary of Graphic Packaging Holding Company, entered into an amendment, dated as of March 1, 2021 (the “Bridge Amendment”), to that certain Third Amended and Restated Credit Agreement, dated as of January 1, 2018, by and among GPIL and certain subsidiaries thereof as Borrowers, the lenders and agents named therein, and Bank of America, N.A., as Administrative Agent (the “Third Amended and Restated Credit Agreement”). The Bridge Amendment was entered into by and among GPIL, the guarantors party thereto, Bank of America, N.A., as collateral agent under the Third Amended and Restated Credit Agreement (the “Credit Agreement Collateral Agent”), and the lenders party thereto, pursuant to which, among other items, the Third Amended and Restated Credit Agreement has been amended (i) to permit the issuance of senior secured notes by relaxing the requirement that any additional material secured debt incurred by GPIL (other than pursuant to the Third Amended and Restated Credit Agreement) must have a maturity date and weighted average life that is later in time than the latest maturity date of all credit facilities incurred under the Third Amended and Restated Credit Agreement, (ii) to release from the collateral package securing the Third Amended and Restated Credit Agreement (x) that portion of the collateral constituting owned and leased real property of GPIL and its guarantor subsidiaries, and (y) the patronage assets and (iii) to effect other modifications to the collateral package securing the Third Amended and Restated Credit Agreement and to certain covenants regarding the collateral package so as to align the same with current market conventions.
The foregoing description of the Bridge Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bridge Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment, dated as of March 1, 2021, to the Third Amended and Restated Credit Agreement, dated as of January 1, 2018, by and among Graphic Packaging International, LLC and certain subsidiaries thereof as Borrowers, the lenders and agents named therein, and Bank of America, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC (Registrants)

By:	/s/ Lauren S. Tashma
Lauren S. Tashma
Executive Vice President, General Counsel and Secretary
Dated: March 1, 2021